SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of August 10, 2018, is entered into by and among HOOPER HOLMES, INC., a New York Corporation (“Borrower”), each of the undersigned financial institutions (individually each a “Lender” and collectively “Lenders”) and SWK FUNDING LLC, a Delaware limited liability company, in its capacity as administrative agent for the other Lenders (in such capacity, “Agent”). RECITALS WHEREAS, Borrower, Agent and Lenders entered into that certain Amended and Restated Credit Agreement, dated as of May 11, 2017, which amended and restated that certain Credit Agreement, dated as of April 17, 2015, by and among the Borrower, Agent and Lenders (as heretofore amended and as the same may be further amended, modified or restated from time to time, being hereinafter referred to as the “Credit Agreement”; capitalized terms used in this Amendment are defined in the Credit Agreement unless otherwise stated); WHEREAS, Borrower, Agent and Lenders desire to enter into an immediate initial forbearance to allow for further discussions among Borrower, Agent and Lenders regarding a resolution acceptable to Borrower, Agent and Lenders; and WHEREAS, Borrower, Agent and Lenders desire and are willing, to amend the Credit Agreement as set forth below. AGREEMENT NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows: ARTICLE I No Waiver; Existing Forbearance 1.1 Nothing contained in this Amendment or any other communication between Agent, any Lender, Borrower or any other Loan Party shall be a waiver of any past, present or future violation, Default or Event of Default of Borrower under the Credit Agreement or any Loan Document. Agent and each Lender hereby expressly reserves any rights, privileges and remedies under the Credit Agreement and each Loan Document that Lender may have with respect to any violation, Default or Event of Default, and any failure by Agent or any Lender to exercise any right, privilege or remedy as a result of the violations set forth above shall not directly or indirectly in any way whatsoever either (i) impair, prejudice or otherwise adversely affect the rights of Agent or any Lender, except as set forth herein, at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any Loan Document, (ii) amend or alter any provision of the Credit Agreement or any Loan Document or any other contract or instrument or (iii) constitute 1 [Hooper] Sixth Amendment to A&R Credit Agreement #59283933

any course of dealing or other basis for altering any obligation of Borrower or any rights, privilege or remedy of Agent or any Lender under the Credit Agreement or any Loan Document or any other contract or instrument. Nothing in this Amendment shall be construed to be a consent by Agent or any Lender to any prior, existing or future violations of the Credit Agreement or any Loan Document. 1.2 Borrower is hereby notified that irrespective of (i) any waivers or consents previously granted by Agent or any Lender regarding the Credit Agreement and the Loan Documents, (ii) any previous failures or delays of Agent or any Lender in exercising any right, power or privilege under the Credit Agreement or the Loan Documents or (iii) any previous failures or delays of Agent or any Lender in the monitoring or in the requiring of compliance by Borrower with the duties, obligations and agreements of Borrower in the Credit Agreement and the Loan Documents, Borrower will be expected to comply strictly with its duties, obligations and agreements under the Credit Agreement and the Loan Documents. 1.3 For the avoidance of doubt, nothing set forth in this Amendment shall have any effect on the forbearance provided for in Section 1.1 of that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of May 31, 2018 (the “Forbearance”). ARTICLE II Amendments to Credit Agreement 2.1 Amendment to Section 2.1.1. Effective as of the date hereof, Section 2.1.1 of the Credit Agreement is amended and restated in its entirety to read as follows: “2.1.1 Term Loan Commitments. (a) (i) The Lenders, severally and for themselves alone, made (i) a term loan (the “Original Term Loan”) in connection with the Existing Credit Agreement in the original principal amount of $5,000,000 and (ii) an additional term loan (“Additional Term Loan” and together with the Original Term Loan, collectively the “Closing Date Term Loan”) on the Closing Date in the original principal amount of $2,824,123.80, resulting in an aggregate, outstanding principal amount of $6,500,000 as of the Closing Date. (ii) The Lenders, severally and for themselves alone, made an additional term loan to Borrower, on or about August 8, 2017, in the amount of $2,000,000 (the “August 2017 Term Loan”). (iii) The Lenders, severally and for themselves alone, made additional term loans to Borrower, pursuant to that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of May 8, 2018, in the aggregate amount of $1,500,000 (collectively, the “May 2018 Term Loan”). (iv) As of August 10, 2018 (and in addition to any additional advances of the Term Loan described in Section 2.1.1(b) below) (x) the 2 [Hooper] Sixth Amendment to A&R Credit Agreement #59283933

outstanding principal balance of the Closing Date Term Loan is $6,500,000.00, (y) the outstanding principal balance of the August 2017 Term Loan is $1,750,000.00 and (z) the outstanding principal balance of the May 2018 Term Loan is $1,500,000. (b) Subject to the terms and conditions set forth in that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of May 31, 2018 (the “Fifth Amendment”), each Lender, severally and for itself alone, agrees to make additional term loans to Borrower (each such loan, individually and collectively, the “Fifth Amendment Term Loan”) in an aggregate amount equal to such Lender’s applicable Pro Rata Share of $5,817,000. During the period beginning on June 1, 2018 and ending on August 28, 2018, so long as Borrower is in compliance with the covenants set forth in the Fifth Amendment, Lenders shall make additional advances within two (2) Business Days of the written request therefore to Agent, in an amount not to exceed $5,817,000 in the aggregate and subject to a distribution schedule as reasonably agreed to by Agent and Borrower from time to time. The Additional Term Loan, the Original Term Loan, the August 2017 Term Loan, the May 2018 Term Loan and the Fifth Amendment Term Loan shall be deemed a single term Loan (each such loan, individually and collectively, the “Term Loan”). The Commitments of Lenders to make the Fifth Amendment Term Loan (or any portion thereof) shall terminate concurrently with the making of the Fifth Amendment Term Loan (or any portion thereof) in accordance with this Section 2.1.1(b). The Loan is not a revolving credit facility, and therefore, any amount thereof that is repaid or prepaid by Borrower, in whole or in part, may not be re-borrowed. Borrower, Agent and Lenders each hereby acknowledge and Agree that, as of the execution of that certain Sixth Amendment to Amended and Restated Credit Agreement, dated as of August 10, 2018, by and among Borrower, Agent and Lenders, the outstanding principal balance of the Fifth Amendment Term Loan that has previously been advanced to Borrower is equal to $5,017,000.00. (c) Notwithstanding anything set forth in this Agreement (including, without limitation, Section 2.9 hereof) or any other Loan Document to the contrary, the remaining principal balance of the August 2017 Term Loan, the May 2018 Term Loan and the Fifth Amendment Term Loan, together with all interest accrued in relation thereto, shall be due and payable on or prior to September 4, 2018.” ARTICLE III Conditions Precedent and Post-Closing Obligations 3.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent in its sole discretion: A. Agent shall have received this Amendment and the Reaffirmation of the Amended and Restated Guarantee and Collateral Agreement, duly executed by all parties 3 [Hooper] Sixth Amendment to A&R Credit Agreement #59283933

thereto. B. The representations and warranties contained herein and in the Credit Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof, except for such representations and warranties as are by their express terms limited to a specific date. C. All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent. 3.2 Post-Closing Obligations. Borrower shall comply with each of the additional covenants and requirements at all times prior to the payment in full of the Obligations, the failure of which would constitute an immediate Event of Default and termination of the Forbearance: A. On the first Business Day of each week, Borrower shall provide to Agent an updated cash flow forecast for Borrower substantially in the form attached hereto as Exhibit A, as well as a cumulative comparison of actual results to prior cash flow projections delivered by Borrower to Agent in form and substance acceptable to Agent. Such cash flow forecast will also detail the Borrower’s accounts receivable, accounts payable and accrued liabilities with days aging. B. Borrower’s actual expenses for the period covered in the cash flow forecast attached hereto as Exhibit A shall not exceed the budget amounts for such expenses by more than 15% unless otherwise agreed to by Agent in its sole discretion. C. Borrower shall continue to use reasonable best efforts to identify potential acquirers or investors and to effectuate a transaction that results in a merger, acquisition, or similar material investment (the “Transaction”) in Borrower as imminently as reasonably possible. D. Borrower further agrees to cooperate with Agent and potential acquirers and investors and to use reasonable best efforts to assist all parties in completing the Transaction. In addition, Borrower shall continue to engage a financial advisor (the “Advisor”), reasonably acceptable to Agent to advise and represent Borrower in relation to the Transaction, until the earlier of the consummation of such Transaction or the payment in full of the Obligations. E. Unless otherwise agreed to by Agent in its commercially-reasonable discretion, Borrower shall meet or exceed any milestone or deadlines established by the Advisor from time to time in relation to the Transaction, as such milestones or deadlines shall be agreed to by Agent and Borrower from time to time in their commercially reasonable discretion. ARTICLE IV Ratifications, Representations and Warranties 4 [Hooper] Sixth Amendment to A&R Credit Agreement #59283933

4.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Lenders and Agent agree that the Credit Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Borrower agrees that this Amendment is not intended to and shall not cause a novation with respect to any or all of the Obligations. 4.2 Representations and Warranties. Borrower hereby represents and warrants to Agent and Lenders that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action (as applicable) on the part of Borrower and will not violate the organizational documents of Borrower; (b) Borrower’s directors have authorized the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith; (c) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date (except to the extent such representations and warranties expressly relate to an earlier date); and (d) except as disclosed to Agent, Borrower has not amended its organizational documents since the date of the Credit Agreement. ARTICLE V Miscellaneous Provisions 5.1 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent and each Lender to rely upon them. 5.2 Reference to Credit Agreement. Each of the Credit Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby. 5.3 Expenses of Agent. As provided in the Credit Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Agent, or its Affiliates, in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of legal counsel, and all costs and expenses incurred by Agent and each Lender in connection with the enforcement or preservation 5 [Hooper] Sixth Amendment to A&R Credit Agreement #59283933

of any rights under the Credit Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the reasonable costs and fees of legal counsel. 5.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. 5.5 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent and each Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent. 5.6 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Amendment may be executed by facsimile or electronic (.pdf) transmission, which facsimile or electronic (.pdf) signatures shall be considered original executed counterparts for purposes of this Section 5.6, and each party to this Amendment agrees that it will be bound by its own facsimile or electronic (.pdf) signature and that it accepts the facsimile or electronic (.pdf) signature of each other party to this Amendment. 5.7 Effect of Waiver. No consent or waiver, express or implied, by Agent to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty. 5.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment. 5.9 Applicable Law. THE TERMS AND PROVISIONS OF SECTIONS 10.17 (GOVERNING LAW) AND 10.18 (FORUM SELECTION; CONSENT TO JURISDICTION) OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED HEREIN BY REFERENCE, AND SHALL APPLY TO THIS AMENDMENT MUTATIS MUTANDIS AS IF FULLY SET FORTH HEREIN. 5.10 Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND AGENT. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 6 [Hooper] Sixth Amendment to A&R Credit Agreement #59283933

IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written. BORROWER: HOOPER HOLMES, INC., a New York corporation By: Name: James E Fleet Title: Chief Restructuring Officer AGENT AND LENDER: [Signature Page] Sixth Amendment to A&R Credit Agreement #59283933

SWK FUNDING LLC, as Agent and a Lender By: SWK Holdings Corporation, its sole Manager By: Name: Winston Black Title: Chief Executive Officer [Signature Page] Sixth Amendment to A&R Credit Agreement #59283933

REAFFIRMATION OF AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT The undersigned (the “Guarantor”) each hereby acknowledges and agrees to the amendments of the Credit Agreement contained in this Sixth Amendment to Amended and Restated Credit Agreement, dated as of August 10, 2018 (the “Amendment”), and acknowledges and reaffirms its obligations owing to Agent and the Lenders under that certain Amended and Restated Guarantee and Collateral Agreement, dated as of May 11, 2017 (the “Guarantee Agreement”) and any of the other Loan Documents to which it is a party, and agrees that such Guarantee and Loan Documents are and shall remain in full force and effect. Although Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, Guarantor understands that Agent and Lenders have no obligation to inform Guarantor of such matters in the future or to seek Guarantor’s acknowledgement or agreement to future amendments or waivers, and nothing herein shall create such a duty. [Signatures Follow] [Hooper] Sixth Amendment to A&R Credit Agreement #59283933

HOOPER HOLMES, INC., a New York corporation By: Name: James E Fleet Title: Chief Restructuring Officer PROVANT HEALTH SOLUTIONS, LLC, a Rhode Island limited liability company By: Name: James E Fleet Title: Chief Restructuring Officer HOOPER WELLNESS, LLC, a Kansas limited liability company By: Name: James E Fleet Title: _______________________________Chief Restructuring Officer ACCOUNTABLE HEALTH SOLUTIONS, LLC, a Kansas limited liability company By: Name: James E Fleet Title: Chief Restructuring Officer HOOPER INFORMATION SERVICES, INC., a New Jersey corporation By: Name: James E Fleet Title: _______________________________Chief Restructuring Officer [Hooper] Sixth Amendment to A&R Credit Agreement #59283933

HOOPER DISTRIBUTION SERVICES, LLC, a New Jersey limited liability company By: Hooper Holmes, Inc., its Manager By: _________________________________ Name: James E Fleet Title: Chief Restructuring Officer HOOPER KIT SERVICES, LLC, a Kansas limited liability company By: Hooper Holmes, Inc., its sole Member By: _______________________________ Name: James E Fleet Title: Chief Restructuring Officer [Hooper] Sixth Amendment to A&R Credit Agreement #59283933